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FICO SCORE                                          COLLATERAL CUTS FOR SUBPRIME
----------

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FICO              Total Balance         LTV     Adjusted Balance[1]       WA      WA      WA    % SFD/   % Owner   % Full  % Cashout
              Amount               %            Amount              %[2]  LTV     DTI     FICO  PUD      Occ.      Doc     Refi
------------------------------------------------------------------------------------------------------------------------------------
FICO NA                        0.00%    > 65.0                      0
0 - 499.99                     0.00%    > 65.0                      0
500 - 549.99  $227,752,098    27.65%    > 70.0  $179,180,394    21.75%    77.04   40.73   526    91.1    96.8       70.0   73.1
550 - 574.99  $123,298,159    14.97%    > 70.0  $ 94,522,121    11.47%    77.31   39.93   562    87.7    94.7       63.6   73.0
575 - 599.99  $111,109,879    13.49%    > 70.0  $ 93,021,308    11.29%    79.64   39.58   587    86.1    93.3       58.6   73.0
600 - 619.99  $ 91,812,673    11.15%    > 70.0  $ 77,761,425     9.44%    80.58   39.51   609    85.0    91.9       53.8   66.9
620 - 649.99  $128,618,477    15.61%    > 80.0  $ 69,735,688     8.47%    81.89   39.25   633    87.5    92.0       45.8   62.0
650 - 679.99  $ 67,288,177     8.17%    > 80.0  $ 35,644,435     4.33%    81.82   39.40   663    83.6    91.2       42.3   65.1
680 - 699.99  $ 22,095,449     2.68%    > 85.0  $  7,886,551     0.96%    81.05   38.96   688    72.9    83.8       42.4   56.8
700 - 749.99  $ 35,516,905     4.31%    > 85.0  $ 13,559,168     1.65%    82.37   37.21   722    82.3    89.5       34.2   46.9
750 - 799.99  $ 15,186,231     1.84%    > 85.0  $  3,973,327     0.48%    80.39   38.05   770    78.3    85.8       49.4   36.3
800 +         $  1,072,662     0.13%    > 85.0  $    665,710     0.08%    80.63   32.77   807    74.3    70.7       53.6   45.8
------------------------------------------------------------------------------------------------------------------------------------
TOTAL         $823,750,710   100.00%            $575,950,127    69.92%    79.38   39.72   594    86.9    93.4       57.0   67.7
------------------------------------------------------------------------------------------------------------------------------------
FICO: AVERAGE $         594                    MIN:         500                 MAX:           813
              -------------                       -------------                    ---------------


DEBT TO INCOME (DTI) RATIO
--------------------------

------------------------------------------------------------------------------------------------------------------------------------
DTI             Total Balance           FICO    Adjusted Balance[1]       WA      WA      WA    % SFD/   % Owner   % Full  % Cashout
                Amount              %           Amount             %[2]   LTV     DTI     FICO  PUD      Occ.      Doc     Refi
------------------------------------------------------------------------------------------------------------------------------------
<= 20           $ 28,866,131    3.50%   < 550   $  5,995,419   0.73%      73.74   15.26   614    79.7    72.5      46.3    66.7
20.001 - 25.00  $ 35,732,474    4.34%   < 550   $  8,658,353   1.05%      75.87   22.91   594    87.7    89.4      51.8    73.4
25.001 - 30.00  $ 67,930,552    8.25%   < 575   $ 30,888,385   3.75%      78.22   27.69   592    88.3    93.2      52.3    68.4
30.001 - 35.00  $ 97,225,171   11.80%   < 575   $ 38,976,637   4.73%      78.59   32.59   597    88.7    94.7      52.8    69.7
35.001 - 40.00  $138,559,224   16.82%   < 600   $ 73,615,031   8.94%      79.57   37.59   599    87.4    95.1      49.0    66.7
40.001 - 45.00  $183,083,026   22.23%   < 625   $116,696,528  14.17%      81.48   42.72   601    88.9    95.4      53.1    65.2
45.001 - 50.00  $207,858,350   25.23%   < 650   $174,560,858  21.19%      80.50   47.92   592    84.0    92.7      65.7    67.3
50.001 - 55.00  $ 58,133,572    7.06%   < 675   $ 56,715,255   6.89%      76.57   52.64   564    88.4    95.6      75.3    71.1
55+             $  6,362,209    0.77%   < 700   $  6,289,290   0.76%      73.64   57.02   557    92.7    98.4      82.9    76.5
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           $823,750,710  100.00%           $512,395,756  62.20%      79.38   39.72   594    86.9    93.4      57.0    67.7
------------------------------------------------------------------------------------------------------------------------------------
DTI: AVERAGE    $         40                   MIN:         0.03                MAX:      58.98
                ------------                       -------------                    -----------


LOAN TO VALUE (LTV) RATIO
-------------------------

------------------------------------------------------------------------------------------------------------------------------------
LTV             Total Balance           DTI     Adjusted Balance[1]       WA      WA      WA    % SFD/   % Owner   % Full  % Cashout
                Amount              %           Amount             %[2]   LTV     DTI     FICO  PUD      Occ.      Doc     Refi
------------------------------------------------------------------------------------------------------------------------------------
smaller than
    60.00       $43,536,713     5.29%   > 50    $ 4,914,533    0.60%      50.66   36.69   582    85.7     89.4     54.1    86.5
60.01 - 70.00   $101,522,882   12.32%   > 50    $11,977,774    1.45%      66.99   38.35   582    83.5     88.9     50.1    77.4
70.01 - 80.00   $311,930,685   37.87%   > 50    $25,095,718    3.05%      77.91   39.36   586    86.0     91.2     55.8    71.1
80.01 - 85.00   $185,013,443   22.46%   > 50    $16,236,114    1.97%      84.71   41.15   584    87.5     94.8     61.6    65.7
85.01 - 90.00   $162,543,083   19.73%   > 50    $ 6,002,287    0.73%      89.74   40.45   627    90.3     98.8     54.6    55.9
90.01 - 95.00   $ 19,140,006    2.32%   > 50                   0.00%      94.85   39.72   642    89.9    100.0     94.1    38.8
95.01 - 100.00  $     63,899    0.01%   > 50                   0.00%      96.82   42.94   675   100.0    100.0        -       -
100+                            0.00%   > 50                   0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL           $823,750,711  100.00%           $64,226,426    7.80%      79.38   39.72   594    86.9     93.4     57.0    67.7
------------------------------------------------------------------------------------------------------------------------------------
LTV: AVERAGE    $         79                   MIN:         11.19                MAX:      96.82
                ------------                       --------------                    -----------


[1] Balance of the collateral cut combined with second qualifier, i.e. (LTV), FICO, DTI etc.
      All other cuts except the adjusted balance are only for the main bucket

[2]   Percent of the Aggregate Principal Balance.

PRINCIPAL BALANCE
-----------------

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Scheduled
Principal                Total Balance             WA           WA        WA        % SFD/     % Owner     % Cashout    % Full Doc
Balance              Amount               %        FICO         LTV       DTI       PUD
------------------------------------------------------------------------------------------------------------------------------------
0 - $50K             $ 19,305,496     2.34%        579          71.35     34.55      90.0       83.8        64.8          77.3
$51 - $200K          $423,830,080    51.45%        584          78.68     39.18      87.8       92.9        70.2          65.0
$200.1 - $300K       $195,935,318    23.79%        596          80.35     41.11      87.4       94.5        66.4          53.7
$300.1 - $400K       $103,378,514    12.55%        614          81.95     40.63      82.6       93.3        66.1          43.1
$400.1 - $500K       $ 64,216,434     7.80%        616          80.41     39.04      87.2       94.9        58.6          31.3
$500.1 - $600K       $ 12,997,922     1.58%        641          76.70     39.47      83.3       95.8        65.8          43.2
$600.1 - $700K       $  2,604,219     0.32%        623          73.08     45.93      73.4      100.0       100.0         100.0
$700.1 - $800K       $  1,482,727     0.18%        696          66.91     34.63     100.0      100.0        49.5          50.5
$800.1 - $900K                        0.00%
$900.1 - $1000K                       0.00%
>$1000K                               0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                $823,750,710   100.00%        594          79.38     39.72      86.9       93.4        67.7          57.0
------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL BALANCE: AVERAGE   $    151,480                 MIN:  $      14,960              MAX:  $   748,938
                             ------------                       -------------                    -----------


DOCUMENTATION TYPE
------------------

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Doc Type                  Total Balance             WA           WA          WA            % SFD/         % Owner        % Cashout
                    Amount                 %        FICO         LTV         DTI           PUD
------------------------------------------------------------------------------------------------------------------------------------
Full Doc            $469,330,793      56.97%        583          79.81       40.79         88.5             94.9           70.7
Stated Doc          $302,856,877      36.77%        611          78.41       38.33         85.0             91.8           62.8
Limited Doc         $ 51,563,040       6.26%        597          81.19       38.19         84.3             89.0           68.7
NINA                                   0.00%
Other                                  0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               $823,750,710     100.00%        594          79.38       39.72         86.9             93.4           67.7
------------------------------------------------------------------------------------------------------------------------------------


PROPERTY TYPE
-------------

------------------------------------------------------------------------------------------------------------------------------------
Property Type             Total Balance             WA           WA          WA            % Owner        % Cashout      % Full Doc
                    Amount                 %        FICO         LTV         DTI           Occ.
------------------------------------------------------------------------------------------------------------------------------------
Single Family       $642,289,104      77.97%        592          79.39       39.71         95.4           69.3           58.2
PUD                 $ 73,915,622       8.97%        592          80.74       40.04         96.2           62.5           56.5
Townhouse           $          -       0.00%
2 - 4 Family        $ 65,392,038       7.94%        618          78.17       39.25         70.5           61.8           45.3
Condo               $ 34,588,884       4.20%        598          79.48       40.32         91.2           61.7           53.3
Manufactured        $  7,565,061       0.92%        588          75.00       38.80         96.4           66.0           77.9
Other               $          -       0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               $823,750,709     100.00%        594          79.38       39.72         93.4           67.7           57.0
------------------------------------------------------------------------------------------------------------------------------------

LOAN PURPOSE
------------

-------------------------------------------------------------------------------------------------------------------------
Loan                        Total Balance               WA             WA          WA          % SFD/       % Owner
Purpose                 Amount               %          FICO           LTV         DTI         PUD
-------------------------------------------------------------------------------------------------------------------------
Debt Consolidation                       0.00%
Refinance - Cashout     $557,752,341    67.71%         588             78.08       39.68       88.0         94.0
Purchase                $151,560,508    18.40%         625             83.83       39.47       81.9         91.7
Refinance - Rate Term   $114,437,861    13.89%         586             79.82       40.28       88.3         92.5
Other                                    0.00%
-------------------------------------------------------------------------------------------------------------------------
TOTAL                   $823,750,710   100.00%         594             79.38       39.72       86.9         93.4
-------------------------------------------------------------------------------------------------------------------------


LIEN STATUS
-----------

------------------------------------------------------------------------------------------------------------------------------------
Lien Status               Total Balance             WA           WA          WA            % SFD/         % Owner        % Cashout
                    Amount                 %        FICO         LTV         DTI           PUD
------------------------------------------------------------------------------------------------------------------------------------
First Lien          $ 823,750,710     100.00%       594          79.38       39.72         86.9            93.4            67.7
Second Lien                             0.00%
Third Lien                              0.00%
------------------------------------------------------------------------------------------------------------------------------------
TOTAL               $ 823,750,710     100.00%       594          79.38       39.72         86.9            93.4            67.7
-----------------------------------------------------------------------------------------------------------------------------------


OCCUPANCY STATUS
----------------

-----------------------------------------------------------------------------------------------------------------------------------
Occupancy                   Total Balance               WA             WA           WA          % SFD/       % Owner      %
Type                    Amount                %         FICO           LTV          DTI         PUD
-----------------------------------------------------------------------------------------------------------------------------------

Primary Residence       $769,114,509     93.37%         593            79.68        39.98       89.0         100.0        68.2
Second Home             $  1,469,353      0.18%         577            70.83        35.37       93.2           -          66.8
Investment              $ 53,166,848      6.45%         622            75.23        36.09       57.7           -          61.1
Non-owner                                 0.00%
Other                                     0.00%
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL                   $823,750,710    100.00%
-----------------------------------------------------------------------------------------------------------------------------------



SECTION 32 LOANS
----------------

------------------------------------------------------------------------------------------------------------------------------------
                          Total Balance             WA           WA          WA            % SFD/         % Owner        % Cashout
                    Amount                 %        FICO         LTV         DTI           PUD
------------------------------------------------------------------------------------------------------------------------------------
Section 32 Loans    $       -          0.00%

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TOTAL
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